UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 15, 2007

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On February 15, 2007, Sirenza Microdevices, Inc. ("we" or "Sirenza") filed a Form 8-K dated February 9, 2007, including, among other disclosures, certain Item 8.01 disclosure regarding its unaudited financial results for its fourth quarter and fiscal year ended December 31, 2006. This Form 8-K/A is being filed to update that Item 8.01.

Item 8.01 Other Events.

On January 31, 2007 we issued a press release announcing our unaudited results for our fourth quarter and fiscal year ended December 31, 2006, and on February 15, 2007, we filed such results on Form 8-K, noting that they remained unaudited and subject to adjustment. As we continued our year-end procedures to finalize these results, on March 6, 2007 we concluded, following discussions with both the Audit Committee of our Board of Directors and our independent registered public accounting firm, that purchase accounting adjustments at our foreign subsidiaries were required under generally accepted accounting principles in the United States in the fourth quarter and fiscal year ended December 31, 2006, which we expect will result in changes to our provision for income taxes in both periods as previously disclosed.

We expect that the above-noted adjustments to our provision for income taxes will reduce the provision in both periods, which will result in, among other things, our previously disclosed earnings per share for both periods increasing by $0.00 to $0.02 per share.

We also expect that the adjustments to our income tax provision will result in related balance sheet line item reclassifications, which will be immaterial to total assets, total liabilities and stockholders' equity as of December 31, 2006.

We are continuing to work toward finalizing these results, and we currently expect to file our Annual Report on Form 10-K with the Securities and Exchange Commission on or before its required filing date of March 16, 2007, which report will include our audited financial results for the fiscal year ended December 31, 2006. For further information on these matters, please refer to our Annual Report on Form 10-K when it is filed.

Forward-Looking Statements

This Current Report on Form 8-K/A includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including all statements regarding our expected final results for the fourth quarter or fiscal year ended December 31, 2006. These forward-looking statements are based on expectations, forecasts and assumptions as of the date of this Current Report and involve risks and uncertainties that could cause actual results to differ materially from those expressed in these forward-looking statements. Factors that may cause such results to differ materially include the results of our continuing work to finalize our financial results for these periods, as well as the results of the audit being performed by our independent registered public accounting firm, which has not yet been completed. Other factors that could cause actual events or results to differ materially from those in the forward-looking statements are included in our Quarterly Report Form 10-Q filed with the Securities and Exchange Commission in November 2006. We expressly disclaim any obligation to update our forward-looking statements at any time or for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By: /s/ Gerald Hatley

Gerald Hatley

Vice President, Controller and

Chief Accounting Officer

  Date:  March 7, 2007